Exhibit 99.2 Harmony Biosciences Q4 & FY 2020 Financial and Business Update March 25, 2021Exhibit 99.2 Harmony Biosciences Q4 & FY 2020 Financial and Business Update March 25, 2021

Legal Disclaimer This presentation includes forward‐looking statements within the meaning of the Private Securities Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward-looking statements. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain, especially in light of the Company’s limited operating history. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2021 and its other filings with the SEC could cause actual results to differ materially and adversely from those indicated by the forward-looking statements made in this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments. 2Legal Disclaimer This presentation includes forward‐looking statements within the meaning of the Private Securities Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward-looking statements. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain, especially in light of the Company’s limited operating history. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2021 and its other filings with the SEC could cause actual results to differ materially and adversely from those indicated by the forward-looking statements made in this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments. 2

Corporate Highlights • Commercial-stage US Pharma company focused on treatments for patients living with rare, neurological disorders who have unmet medical needs • Opportunity to expand existing $2B narcolepsy market with WAKIX® (pitolisant) • First-in-class molecule with a novel mechanism of action (MOA) • Approved for treatment of EDS and cataplexy in adult patients with narcolepsy • Only FDA-approved non-scheduled treatment option for narcolepsy ® • WAKIX is first and only non-scheduled FDA approved treatment for narcolepsy • Differentiated product profile • Favorable safety/tolerability profile, broad clinical utility in narcolepsy • Convenient, once-daily dosing • $160M net revenues in 2020 • WAKIX Life Cycle Management opportunities • Portfolio-in-a-product opportunity with pitolisant • Novel MOA supports mechanism-based approach to LCM drug development • New indications being pursued in additional rare neurological disease patient populations • Strong financial position 3Corporate Highlights • Commercial-stage US Pharma company focused on treatments for patients living with rare, neurological disorders who have unmet medical needs • Opportunity to expand existing $2B narcolepsy market with WAKIX® (pitolisant) • First-in-class molecule with a novel mechanism of action (MOA) • Approved for treatment of EDS and cataplexy in adult patients with narcolepsy • Only FDA-approved non-scheduled treatment option for narcolepsy ® • WAKIX is first and only non-scheduled FDA approved treatment for narcolepsy • Differentiated product profile • Favorable safety/tolerability profile, broad clinical utility in narcolepsy • Convenient, once-daily dosing • $160M net revenues in 2020 • WAKIX Life Cycle Management opportunities • Portfolio-in-a-product opportunity with pitolisant • Novel MOA supports mechanism-based approach to LCM drug development • New indications being pursued in additional rare neurological disease patient populations • Strong financial position 3

2020 Achievements on our Growth Strategy 2020 Achievements Harmony’s Three Pillars of Growth Strategy þ Raised $147M in IPO þ Added to Russell 2000 and 3000 Indices þ WAKIX generated $160M in first full year of sales þ Received FDA approval for cataplexy indication þ Enrolled first patient in Phase 2 trial in patients with Prader-Willi Syndrome þ Submitted IND for Myotonic Dystrophy development program þ Data presentations at medical conferences 42020 Achievements on our Growth Strategy 2020 Achievements Harmony’s Three Pillars of Growth Strategy þ Raised $147M in IPO þ Added to Russell 2000 and 3000 Indices þ WAKIX generated $160M in first full year of sales þ Received FDA approval for cataplexy indication þ Enrolled first patient in Phase 2 trial in patients with Prader-Willi Syndrome þ Submitted IND for Myotonic Dystrophy development program þ Data presentations at medical conferences 4

Significant Adult Narcolepsy Market Value Opportunity 165,000 ~$2.1B People Living With Narcolepsy in the U.S. Net Sales 100,000 93,000 72,000 90,000 80,000 70,000 60,000 28,000 WAKIX 50,000 Patient 40,000 Opportunity 30,000 44,000 20,000 10,000 0 Undiagnosed Diagnosed Diagnosed & Treated Diagnosed & Untreated U.S. Narcolepsy Market (2020) Factors contributing to market growth • Growth in diagnosis rates in recent years • Increased investment in education • Introduction of new entries • Low satisfaction with traditional treatment options 5Significant Adult Narcolepsy Market Value Opportunity 165,000 ~$2.1B People Living With Narcolepsy in the U.S. Net Sales 100,000 93,000 72,000 90,000 80,000 70,000 60,000 28,000 WAKIX 50,000 Patient 40,000 Opportunity 30,000 44,000 20,000 10,000 0 Undiagnosed Diagnosed Diagnosed & Treated Diagnosed & Untreated U.S. Narcolepsy Market (2020) Factors contributing to market growth • Growth in diagnosis rates in recent years • Increased investment in education • Introduction of new entries • Low satisfaction with traditional treatment options 5

2020 WAKIX Revenue Performance Continued Growth with Q4 Revenue of $56.3M +23.4% vs. Q3 $56.3 $45.6 $38.0 $19.8 $6.0 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Quarterly WAKIX Net Revenue ($m) 62020 WAKIX Revenue Performance Continued Growth with Q4 Revenue of $56.3M +23.4% vs. Q3 $56.3 $45.6 $38.0 $19.8 $6.0 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Quarterly WAKIX Net Revenue ($m) 6

Driving Growth Through Our Launch For WAKIX
Q4 2020 Performance

HARMONY BIOSCIENCES

Wakix
pitolisant tablets

Patient Outreach Programs & Support

~2,500 Average # of WAKIX Patients

Expanded Engagement

Virtual Programs

Healthcare Professional Educational Initiatives

>2,400 Unique HCP Prescribers Since Launch

Managed Care Educational & Outreach

~80% U.S. Covered Lives With Formulary Access

HARMONY BIOSCIENCES

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Multiple Opportunities for Pitolisant 8Multiple Opportunities for Pitolisant 8

Prader-Willi Syndrome (PWS)

HARMONY BIOSCIENCES

- Rare, genetic multi-system disease characterized by hypothalamic dysfunction; decreased hypocretin levels in some patients[1,2]
- ~15,000-20,000 patients in U.S. and more than 50% have Excessive Daytime Sleepiness (EDS) due to sleep-wake state instability of central origin and other factors[1]
- Other symptoms include behavioral issues and cognitive impairment which could be related to, or exacerbated by, EDS
- No approved treatments for EDS in patients with PWS and significant unmet medical need
- Phase 2 clinical trial initiated in 2020; top-line results anticipated in 1H 2022

1. Camfferman, Sleep Medicine Reviews, 2008; 2. Omokawa et al, American Journal of Medical Genetics, 2015.

HARMONY BIOSCIENCES
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Rationale for Pitolisant in Patients with PWS

HARMONY BIOSCIENCES

A disorder of hypothalamic dysfunction[1,2]

- *Abnormalities have been found in the hypothalamus in patients with PWS*
- *Many of the features of PWS are the result of hypothalamic dysfunction (growth hormone deficiency, hypogonadism, hyperphagia, sleep-wake abnormalities)*

The hypothalamus regulates sleep-wake state stability via hypocretin and histamine[3,4,5]

- *Decreased levels of hypocretin have been found in patients with PWS[6,7]*
- *Mouse models of PWS (MAGEL2 & SNORD116) have demonstrated impaired hypocretin systems and sleep-wake state instability[8,9,10]*

Pitolisant increases histamine levels in the brain and has demonstrated significant improvement in EDS in adult patients with narcolepsy

Studies have suggested potential role of histamine and benefit of pitolisant in attention, vigilance, and cognitive function[11,12]

- *Preliminary evidence from both animal and human studies*
- *Further studies are needed in patients with PWS*

1. Swaab et al. 1995. 2. Goldstone et al, 2008. 3. Scammell 2017. 4. Espana & Scammell 2011. 5. Saper 2005. 6. Omokawa et al. 2016. 7. Nevsimalova et al. 2005. 8. Mercer & Wevrick 2009. 9. Qi et al. 2016. 10. Pace 2018. 11. Alvarez 2009. 12. Provensi et al. 2018.

HARMONY BIOSCIENCES
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Phase 2 Clinical Trial of Pitolisant in Patients with PWS: Trial Design

HARMONY BIOSCIENCES



Screening
Randomization
High-dose pitolisant (n=20)
Low-dose pitolisant (n=20)
Placebo (n=20)
Open-Label Extension
-28D through -1D
Titration Period
Week 1 to Week 3
Stable-Dose Period
Week 4 to Week 11

Trial Design:

- Randomized, double-blind, placebo-controlled, parallel-group followed by open-label extension
- ~60 – 70 patients; ages 6 – 65
- Randomized-Controlled Phase
  - 11-week treatment period: 3-week titration period followed by 8-weeks of stable dosing
- Open-label extension planned to run throughout development program

HARMONY BIOSCIENCES
11

Phase 2 Clinical Trial of Pitolisant in Patients with PWS: Study Objectives Primary Objective: To evaluate the safety and efficacy of pitolisant compared to placebo in treating EDS in patients with PWS Secondary Objectives - Impact of pitolisant on: - Caregiver assessment of severity based on EDS - Clinician assessment of severity based on overall PWS symptoms - Behavioral assessments - Cognitive function - Caregiver burden - Long-term safety and effectiveness Exploratory Objectives – Impact of pitolisant on: - ESS-CHAD as rated by caregivers - Hyperphagia as measured by the HQCT - Ghrelin levels 12Phase 2 Clinical Trial of Pitolisant in Patients with PWS: Study Objectives Primary Objective: To evaluate the safety and efficacy of pitolisant compared to placebo in treating EDS in patients with PWS Secondary Objectives - Impact of pitolisant on: - Caregiver assessment of severity based on EDS - Clinician assessment of severity based on overall PWS symptoms - Behavioral assessments - Cognitive function - Caregiver burden - Long-term safety and effectiveness Exploratory Objectives – Impact of pitolisant on: - ESS-CHAD as rated by caregivers - Hyperphagia as measured by the HQCT - Ghrelin levels 12

Myotonic Dystrophy (DM)

Rare, genetic multi-system disease; myotonia and progressive muscle weakness hallmark symptoms; EDS most common non-muscular symptom (~80% - 90% of patients)[1,2]

Two forms: DM1 (~140,000 US patients) more common than DM2 (~3,000 - 29,000 US patients); earlier onset and more severe symptoms in DM1 patients compared to DM2 [1,2]

EDS and fatigue second only to muscle weakness in symptom prevalence and impact; impaired cognitive function another prominent symptom; decreased hypocretin levels in some patients [1,2]

No approved treatments and significant unmet medical need

IND open; on-track to initiate Phase 2 clinical trial in 1H 2021

1. Dauvilliers et al, Sleep Medicine Reviews, 2012; 2. Hagerman et al, Muscle Nerve, 2019

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FY 2020 Financial Summary (in millions, USD) Three Months Ended Twelve Months Ended December 31, December 31, 2020 2019 2020 2019 Net Product Revenues $ 56.3 $ 6.0 $ 159.7 $ 6.0 Total Operating Expenses $ 38.6 $ 38.1 $ 115.0 $ 150.3 R&D Expense 7.6 5.3 19.4 69.6 S&M Expense 17.5 16.8 55.8 44.3 G&A Expense 13.5 16.0 39.7 36.4 Net Income (Loss) $ (0.2) $ (36.4) $ (36.9) $ (152.0) Cash & cash equivalents $ 228.6 Totals may not foot due to rounding 14FY 2020 Financial Summary (in millions, USD) Three Months Ended Twelve Months Ended December 31, December 31, 2020 2019 2020 2019 Net Product Revenues $ 56.3 $ 6.0 $ 159.7 $ 6.0 Total Operating Expenses $ 38.6 $ 38.1 $ 115.0 $ 150.3 R&D Expense 7.6 5.3 19.4 69.6 S&M Expense 17.5 16.8 55.8 44.3 G&A Expense 13.5 16.0 39.7 36.4 Net Income (Loss) $ (0.2) $ (36.4) $ (36.9) $ (152.0) Cash & cash equivalents $ 228.6 Totals may not foot due to rounding 14

GAAP vs Non-GAAP Reconciliation (in millions, USD) Three Months Ended Twelve Months Ended December 31, December 31, 2020 2019 2020 2019 GAAP reported net loss $ (0.2) $ (36.4) $ (36.9) $ (152.0) Interest expense / income 8.0 2.7 28.2 6.1 Taxes Depreciation 0.1 0.1 0.4 0.4 Amortization 4.3 1.9 9.8 2.8 EBITDA 12.1 (31.7) 1.5 (142.7) Stock-based compensation expense 2.9 8.8 5.2 9.9 Loss on debt extinguishment 22.6 Warrant expense 3.1 Non-GAAP adjusted net income (loss) 15.1 (22.9) 32.5 (132.8) Accumulation of yield on preferred stock (9.6) (26.9) (35.2) Non-GAAP adjusted net income (loss) available to $ 15.1 $ (32.5) $ 5.5 $ (168.0) common stockholders GAAP reported net loss per diluted share $ (0.00) $ (5.92) $ (2.48) $ (24.07) Non-GAAP adjusted net income (loss) per diluted share $ 0.25 $ (4.18) $ 0.21 $ (21.60) Weighted average number of shares of common stock used in 59,128,981 7,778,453 26,982,978 7,777,441 non-GAAP diluted per share Totals may not foot due to rounding 15GAAP vs Non-GAAP Reconciliation (in millions, USD) Three Months Ended Twelve Months Ended December 31, December 31, 2020 2019 2020 2019 GAAP reported net loss $ (0.2) $ (36.4) $ (36.9) $ (152.0) Interest expense / income 8.0 2.7 28.2 6.1 Taxes Depreciation 0.1 0.1 0.4 0.4 Amortization 4.3 1.9 9.8 2.8 EBITDA 12.1 (31.7) 1.5 (142.7) Stock-based compensation expense 2.9 8.8 5.2 9.9 Loss on debt extinguishment 22.6 Warrant expense 3.1 Non-GAAP adjusted net income (loss) 15.1 (22.9) 32.5 (132.8) Accumulation of yield on preferred stock (9.6) (26.9) (35.2) Non-GAAP adjusted net income (loss) available to $ 15.1 $ (32.5) $ 5.5 $ (168.0) common stockholders GAAP reported net loss per diluted share $ (0.00) $ (5.92) $ (2.48) $ (24.07) Non-GAAP adjusted net income (loss) per diluted share $ 0.25 $ (4.18) $ 0.21 $ (21.60) Weighted average number of shares of common stock used in 59,128,981 7,778,453 26,982,978 7,777,441 non-GAAP diluted per share Totals may not foot due to rounding 15

Thank You March 25, 2021Thank You March 25, 2021